UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 28, 2007
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK		14625-2396
(Address of principal executive offices)		(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBIT INDEX
SIGNATURES
EX-99.1

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Paychex, Inc.’s press release dated March 28, 2007, which reports its financial results for the three and nine months ended February 28, 2007, is furnished as Exhibit 99.1.
EXHIBIT INDEX
The following exhibit is furnished with this Current Report on Form 8-K:
          Exhibit 99.1 Press Release of Paychex, Inc. dated March 28, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: March 28, 2007	/s/ Jonathan J. Judge Jonathan J. Judge
President and Chief Executive Officer

Date: March 28, 2007	/s/ John M. Morphy

John M. Morphy
Senior Vice President, Chief Financial Officer,
and Secretary

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